Exhibit 10.2

AMENDMENT NO. 3
Dated as of August 1, 2014
to
SECOND AMENDED AND RESTATED SENIOR SECURED NOTE PURCHASE AGREEMENT
Dated as of May 9, 2013
THIS AMENDMENT NO. 3 (“Amendment”) is made as of August 1, 2014 by and among Encore Capital Group, Inc. (the “Company”) and the undersigned holders of Notes (the “Noteholders”). Reference is made to that certain Second Amended and Restated Senior Secured Note Purchase Agreement, dated as of May 9, 2013, between the Company, on the one hand, and the Purchasers named therein, on the other hand (as amended by that certain Amendment No. 1 to Second Amended and Restated Senior Secured Note Purchase Agreement, dated as of May 29, 2013 and that certain Amendment No. 2 to Second Amended and Restated Senior Secured Note Purchase Agreement, dated as of February 25, 2014, as the same may be further amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.
WHEREAS, the Company has requested that the Noteholders agree to certain amendments with respect to the Note Agreement as provided in this Amendment;
WHEREAS, the Noteholders party hereto have agreed to such amendments on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto have agreed to enter into this Amendment.
1.Amendments to Note Agreement. Effective as of the Effective Date, the Note Agreement is amended as follows:
(a)    Section 7.1.11 is amended and restated, as follows:
“7.1.11    As soon as practicable, and in any event within thirty (30) days after the close of each calendar month (or, in the case of (i) the final month of any of the first three calendar quarters in any calendar year, forty-five (45) days after the close of such month, and (ii) the final month of any calendar year, sixty (60) days after the close of such month), the Company shall provide the holders of Notes with a Borrowing Base Certificate (containing a certification by an Authorized Officer that the Receivables Portfolios included in the Borrowing Base referenced in such Borrowing Base Certificate are performing, in the aggregate, at a sufficient level to support the amount of such Borrowing Base), together with such supporting documents (including without limitation (i) to the extent requested by the Required Holders, copies of all bills of sale and purchase agreements evidencing the acquisition of Receivables Portfolios included in the Borrowing Base, and (ii) a copy of the most recent static pool report with respect to such Receivables Portfolios as the Required Holders reasonably deem desirable, all certified as being true and correct in all material respects by an Authorized Officer of the Company). The Company may update the Borrowing Base Certificate more frequently than as provided above and the most recently delivered Borrowing Base Certificate shall be the applicable Borrowing Base Certificate for purposes of determining the Borrowing Base at any time.”
(b)    Section 10.4.4 is amended by amending and restating in its entirety clause (v) thereof as follows:
“(v)    the aggregate Purchase Price for all such Permitted Acquisitions after August 1, 2014 (exclusive of up to $205,000,000 of the Purchase Price for the Blue Ridge Acquisition) shall not exceed $225,000,000;”
(c)    Section 10.4.10 is amended by deleting the word “and” at the end thereof, deleting Section 10.4.11 and replacing the same with a new Sections 10.4.11 and 10.4.12 as follows:
“10.4.11    Investments in Unrestricted Subsidiaries, provided that such Investments made on or after August 1, 2014 shall not exceed in the aggregate at any time $250,000,000 less the aggregate outstanding Investments made pursuant to Section 10.4.9; and
10.4.12    Investments in Blocked Propel Subsidiaries, provided that such Investments made on or after August 1, 2014 shall not exceed in the aggregate at any time $200,000,000.”
(d)    Section 10.5.15 is amended by deleting “$450,000,000” and inserting in lieu thereof “$750,000,000”, such that Section 10.5.15 reads in its entirety as follows:
“10.5.15    additional unsecured or subordinated Indebtedness of the Company or any of its Restricted Subsidiaries, to the extent not otherwise permitted under this Section 10.5; provided, however, that (i) the aggregate principal amount of such additional Indebtedness shall not exceed $750,000,000, (ii) such Indebtedness shall not mature, and shall not be subject to any scheduled mandatory prepayment, redemption or defeasance, in each case prior to five (5) years from the date of issuance of such Indebtedness, and (iii) if such Indebtedness is subordinated, the terms of such subordination shall be reasonably acceptable to the Required Holders;”
(e)    Schedule B of the Note Agreement is amended to insert the following new definition in the proper alphabetical order:
““Blue Ridge Acquisition” means the acquisition of all of the equity interests in Atlantic Credit & Finance, Inc., a Virginia corporation, and, indirectly, each of such company’s subsidiaries, which companies collectively are engaged in the business of (i) purchasing, holding, maintaining, collecting and/or servicing charged-off consumer receivables, and (ii) providing related services.”
(f)    Schedule B of the Note Agreement is amended to delete the definition for “Propel.”
(g)    Schedule B of the Note Agreement is amended to amend and restate the following existing definition:

““Propel Group” means the Subsidiaries of Propel Acquisition LLC.”
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (the date on which each of which has been satisfied or waived in writing being referred to in this Amendment as the “Effective Date”): (a) the Noteholders shall have received (i) counterparts of this Amendment, duly executed by the Company and the Required Holders, and the Consent and Reaffirmation attached hereto duly executed by the Guarantors, (ii) a fully executed copy of an amendment to the Credit Agreement, which shall be in form and substance reasonably satisfactory to the Required Holders, (iii) their ratable share of an amendment fee in the aggregate amount of $10,000, and (iv) such other instruments, documents and documents as are reasonably requested by the Noteholders in connection with this Amendment; and (b) the Company shall have paid, to the extent invoiced, all fees and expenses of the Noteholders (including attorneys’ fees and expenses) in connection with this Amendment and the other Transaction Documents.
3.    Representations and Warranties of the Company. The Company hereby represents and warrants as follows:
(a)    This Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.
(b)    As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Section 5 of the Note Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date, which are true and correct as of such earlier date.
4.    Reference to and Effect on the Note Agreement.
(a)    Upon the effectiveness hereof, each reference to the Note Agreement in the Note Agreement or any other Transaction Document shall mean and be a reference to the Note Agreement as amended hereby.
(b)    Except as specifically amended above, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment shall constitute a “Transaction Document.”
5.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.
6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.

By:     /s/ Paul Grinberg
Name: Paul Grinberg
Title: Executive Vice President and Chief Financial Officer

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:     /s/ Bradford Wiginton
Vice President

PRUCO LIFE INSURANCE COMPANY

By:     /s/ Bradford Wiginton
Assistant Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., investment manager

By:     /s/ Bradford Wiginton
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Prudential Investment Management, Inc., investment manager

By:     /s/ Bradford Wiginton
Vice President

Signature Page to Amendment No. 3
Encore Capital Group, Inc.
Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013

CONSENT AND REAFFIRMATION
Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Second Amended and Restated Senior Secured Note Agreement dated as of May 9, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) by and between Encore Capital Group, Inc. (the “Company”) and the holders of Notes party thereto (the “Noteholders”), which Amendment No. 3 is dated as of August 1, 2014 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Agreement. Without in any way establishing a course of dealing by any Noteholder, each of the undersigned agrees to be bound by its obligations under Section 1 of the Amendment and consents to the Amendment and reaffirms the terms and conditions of the Multiparty Guaranty, the Pledge and Security Agreement and any other Transaction Document executed by it and acknowledges and agrees that such agreement and each and every such Transaction Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.
All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: August 1, 2014

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC. By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Chief Executive Officer, and Treasurer	PROPEL ACQUISITION LLC By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer
MIDLAND PORTFOLIO SERVICES, INC. By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer	MIDLAND FUNDING LLC By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer
MIDLAND INDIA LLC By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer	MIDLAND INTERNATIONAL LLC By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer
MIDLAND FUNDING NCC-2 CORPORATION By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer	MRC RECEIVABLES CORPORATION By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer
PROPEL FUNDING LLC By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Treasurer	ASSET ACCEPTANCE CAPITAL CORP. By: _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Consent and Reaffirmation
Amendment No. 3
Encore Capital Group, Inc.
Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
By: ASSET ACCEPTANCE CAPITAL CORP., its Sole Manager

_/s/ Paul Grinberg___ ____
Name: Paul Grinberg
Title: Executive Vice President, Chief Financial Officer and Treasurer

ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
By: ASSET ACCEPTANCE CAPITAL CORP., its Sole Manager

_/s/ Paul Grinberg___ ____
Name: Paul Grinberg
Title: Executive Vice President, Chief Financial Officer and Treasurer

ASSET ACCEPTANCE, LLC By: ASSET ACCEPTANCE CAPITAL CORP., its Sole Manager _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Executive Vice President, Chief Financial Officer and Treasurer	LEGAL RECOVERY SOLUTIONS, LLC By: ASSET ACCEPTANCE CAPITAL CORP., its Sole Manager _/s/ Paul Grinberg___ ____ Name: Paul Grinberg Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Consent and Reaffirmation
Amendment No. 3
Encore Capital Group, Inc.
Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013